EXHIBIT 24.01

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                                                   /s/ Kenneth J. Bialkin
                                             ------------------------------
                                                        (Signature)
                                                     Kenneth J. Bialkin

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                                              /s/ Joseph  A. Califano, Jr.
                                             ------------------------------
                                                        (Signature)
                                                 Joseph  A. Califano, Jr.

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Robert W. Crispin
                                             ------------------------------
                                                        (Signature)
                                                     Robert W. Crispin

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Douglas D. Danforth
                                             ------------------------------
                                                        (Signature)
                                                    Douglas D. Danforth

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                                                   /s/ Robert F. Daniell
                                             ------------------------------
                                                        (Signature)
                                                     Robert F. Daniell

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Leslie B. Disharoon
                                             ------------------------------
                                                        (Signature)
                                                    Leslie B. Disharoon

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Gerald R. Ford
                                             ------------------------------
                                                        (Signature)
                                                      Gerald R. Ford

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Robert F. Greenhill
                                             ------------------------------
                                                        (Signature)
                                                    Robert F. Greenhill

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Ann Dibble Jordan
                                             ------------------------------
                                                        (Signature)
                                                       Ann Dibble Jordan

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Robert I. Lipp
                                             ------------------------------
                                                        (Signature)
                                                      Robert I. Lipp

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Dudley C. Mecum
                                             ------------------------------
                                                        (Signature)
                                                     Dudley C. Mecum

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Andrall E. Pearson
                                             ------------------------------
                                                        (Signature)
                                                   Andrall E. Pearson

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Frank J. Tasco
                                             ------------------------------
                                                        (Signature)
                                                      Frank J. Tasco

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Linda J. Wachner
                                             ------------------------------
                                                        (Signature)
                                                     Linda J. Wachner

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                               /s/  Joseph  R.  Wright, Jr.
                                             ------------------------------
                                                        (Signature)
                                                   Joseph  R.  Wright, Jr.

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers
          Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Arthur Zankel
                                             ------------------------------
                                                        (Signature)
                                                       Arthur Zankel

                                  POWER OF ATTORNEY

                                      (Form S-3)


                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a
          director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company and its subsidiary, Smith Barney Shearson Inc., to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of (i) the outstanding series of debt securities originally issued by The Travelers Corporation and assumed by the Company in connection with the merger of The Travelers Corporation into the Company, and (ii) the shares of 9.25% Preferred Stock, Series D, of the Company (the "Series D Preferred Stock") and the Depositary Shares, each representing one-half of a share of Series D Preferred Stock (collectively, the "Securities"), and to provide one or more prospectuses that may be used by Smith Barney Shearson Inc. in connection with its market-marking activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, one or more Registration Statements on Form S-3 in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement(s) or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                                                   /s/ Frank G. Zarb
                                             ------------------------------
                                                        (Signature)
                                                       Frank G. Zarb